UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2022

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 616-6866

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.
On April 29, 2022, Home Point Financial Corporation (“HPF”), a wholly owned subsidiary of Home Point Capital Inc. (the “Company”), entered into a definitive agreement to sell certain assets of HPF’s delegated correspondent channel (the “Transaction”) to Planet Home Lending, LLC (“Planet”) for $2.5 million in cash, plus an earnout payment based on certain of Planet’s correspondent origination volume during the two-year period commencing on the closing date of the Transaction. The Transaction is expected to close in the second quarter of 2022, subject to customary closing conditions.
The foregoing information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Cautionary Note on Forward-Looking Statements
This communication contains certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the closing of the Transaction, potential earnout payments and other similar matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements. Forward-looking statements are not guarantees of future performance, are based upon assumptions, and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in Part I, Item 1A. of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed on March 17, 2022. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated by forward-looking statements include, among others: (1) the effects of the COVID-19 pandemic on the Company’s business; (2) the dependence of HPF’s loan origination and servicing revenues on macroeconomic and U.S. residential real estate market conditions; (3) counterparty risk; (4) the effectiveness of our risk management efforts; (5) our ability to detect misconduct and fraud; (6) any failure to attract and retain a highly skilled workforce, including our senior executives; (7) our ability to obtain, maintain, protect and enforce our intellectual property; (8) any cybersecurity risks, cyber incidents and technology failures; and (9) any employment litigation and related unfavorable publicity. Many of the important factors that will determine these results are beyond the Company’s ability to control or predict. Readers are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date of this communication. Except as otherwise required by law, the Company does not assume any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: April 29, 2022

	By:	/s/ Maria N. Fregosi

	Name:	Maria N. Fregosi
	Title:	Chief Investment Officer